UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒    Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Geovic Mining Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount previously paid:

2)	Form, Schedule or Registration No.

3)	Filing party:

4)	Date filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 17, 2011

GEOVIC MINING CORP.

BROKER LOGO

HERE

Return Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY 11717

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Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1

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Meeting Information

Meeting Type: Annual Meeting

For holders as of: April 27, 2011

Date: June 17, 2011 Time: 10:00 AM MDT Location: Magnolia Hotel Stout Room 818 Seventeenth Street Denver, CO 80202

B A R C O D E

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Broadridge Internal Use Only

Job # Envelope # Sequence # # of # Sequence #

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Form 10-K 2. Notice & Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 05, 2011 to facilitate timely delivery.

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How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Internal Use Only

Voting items

The Board of Directors recommends that you vote FOR the following:

1. Election of Directors

Nominees

01 William A. Buckovic 02 Michael A. Goldberg 03 Robert J. MacDonald 04 Michael T. Mason 05 Wade D. Nesmith

06 John T. Perry 07 Paul D. Rose 08 Gregg J. Sedun 09 John E. Sherborne

The Board of Directors recommends you vote FOR the following proposal(s):

2. To approve the Corporation's Second Amended and Restated Stock Option Plan.

3. To approve an amendment to the Corporation's Certificate of Incorporation to increase the number of authorized shares of the Corporation's Common Stock to 600,000,000 shares.

4. To ratify the appointment of Ernst & Young LLP as the Corporation's independent registered public accounting firm for the fiscal year ending December 31, 2011.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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B A R C O D E

Reserved for Broadridge Internal Control Information

Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO

BANKS AND BROKERS

AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

Broadridge Internal Use Only

Job # Envelope # Sequence # # of # Sequence #

0000108084_4 R1.0.0.11699

Geovic Mining Corp.

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IMPORTANT ANNUAL MEETING INFORMATION

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Stockholder Meeting Notice

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Important Notice Regarding the Availability of Proxy Materials for the Geovic Mining Corp. Stockholder Meeting to be Held on June 17, 2011

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and Annual Report to Stockholders are available at:

www.envisionreports.com/GVCM

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.

Step 1: Go to **www.envisionreports.com/GVCM** to view the materials.
Step 2: Click on **Cast Your Vote or Request Materials**.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before June 1, 2011 to facilitate timely delivery.

C O Y

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Stockholder Meeting Notice

Geovic Mining Corp.’s Annual Meeting of Stockholders will be held on June 17, 2011 at the Magnolia Hotel, Stout Room, 818 Seventeenth Street, Denver, Colorado 80202 at 10:00a .m. Mountain Daylight Time.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR al the nominees listed and FOR Proposals 2, 3 and 4:

1. Election of Directors.

2. To approve the Corporation’s Second Amended and Restated Stock Option Plan.

3. To approve an amendment to the Corporation’s Certificate of Incorporation to increase the number of authorized shares oft he Corporation’s Common Stock to 600,000 shares.

4. To ratify the appointment of Ernst &Young LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Here’s how to order a copy of the proxy materials and select a future deli very preference:

Paper copies: Current and future paper delivery request scan be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following te instructions below. if you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

3 Internet – Go to www.envisionreports.com/G VCM. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

3 Telephone – Call us free of charge at 1-866-6 41-4276 and follow the instructions to log in and order a paper copy of the materials by mail for th e current meeting. You can also submit a preference to receive ap aper copy for future meetings.

3 Email – Send email to investorvote@computer share.com with “Proxy Materials Geovic Mining Corp.” in th e subject line. Includen th i e message your fu ll name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You cana lso state your preference to receive a paper copy for fu ture meetings.

To facilitate it mely delivery, all requests for a paper copy of the proxy materials must be received by June 1, 2011.

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